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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                         Date of report : March 18, 2003
                (Date of earliest event reported): March 7, 2003


                             Grant Geophysical, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   333-89863*                  76-0548468
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)            Identification No.)


                                 16850 Park Row
                                Houston, TX 77084
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 398-9503

* The Commission file number refers to a Form S-1 registration statement filed by the registrant under the Securities Act of 1933, which became effective January 12, 2000.

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ITEM 5. OTHER EVENTS

        EXTENSION OF WAIVER PERIOD ON CREDIT FACILITY

        On March 7, 2003 and again on March 13, 2003, the Ninth Amendment to the Credit Facility was supplemented to suspend, through and including March 14, 2003 and April 14, 2003 respectively, the Company's obligation to remit proceeds of accounts received that would have otherwise had to be submitted to Elliott. Additionally, the Credit Facility was amended to allow for any payments due on account of the Obligations under the Credit Facility from and after January 24, 2003 to and including March 14, 2003 and April 14, 2003 respectively to be due and payable on March 17, 2003 and April 15, 2003 respectively.

        The Company has agreed that the suspension of payments and remittance of proceeds described in the preceeding paragraph constitutes an event of default under the Credit Facility which entitles Elliott to accelerate the maturity of all amounts owing under the Credit Facility and to exercise remedies to collect such amounts as provided under the Credit Facility and the security agreements and other documents securing amounts owing under the Credit Facility. Elliott has agreed to forebear from accelerating amounts due under the Credit Facility, on account of such event of default until April 15, 2003. Accordingly, the Company expects to continue to classify any otherwise long-term debt under the Credit Facility as current in the Company's financial statements for the foreseeable future. If Elliott were to accelerate amounts due under the Credit Facility or upon other events of default under the indenture for the Senior Notes, the trustee could take the steps necessary to cause that debt to become immediately due and payable. Accordingly, the Company expects to continue to classify any otherwise long-term debt related to the Senior Notes as current in the Company's financial statements for the foreseeable future. If any of the Company's debt was accelerated, it would be unlikely that the Company would be able to continue its operations without seeking protection from its creditors under the federal bankruptcy code.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

        From time to time, information provided by the Company, statements by its employees or information included in written material, such as press releases and filings (including this Form 8-K Current Report) with the Securities and Exchange Commission (including portions of the "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business" and certain other sections contained in such filings) may contain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995.

        Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Such forward-looking statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results of current and future operations may vary materially from those anticipated, estimated or projected. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

        Among the factors that will have a direct bearing on the Company's results of operations and the oil and gas services industry in which it operates are the effects of rapidly changing technology; the presence of competitors with greater financial resources; operating risks inherent in the oil and gas services industry; regulatory uncertainties; worldwide political stability and economic conditions and other risks associated with international operations, including foreign currency exchange risk; and the Company's successful execution of its strategy and internal operating plans. More detailed information about those factors is contained in the Company's filings with the Securities and Exchange Commission.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        Each exhibit identified below is filed as part of this report


Exhibit No.         Description
-----------         -----------------------------------------------------

  10.1 Fourth Supplement to Ninth Amendment to Loan and Security Agreement, dated as of March 7, 2003, by and among the Registrant and Elliott Associates, L.P.

  10.2 Fifth Supplement to Ninth Amendment to Loan and Security Agreement, dated as of March 13, 2003, by and among the Registrant and Elliott Associates, L.P.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GRANT GEOPHYSICAL, INC.,

Date:  March 18, 2003                    By:   /s/ JAMES BLACK
                                            ---------------------------------
                                                   James Black
                                              Chief Financial Officer
                                           (Principal Financial Officer)



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                                  EXHIBIT INDEX

  10.1 Fourth Supplement to Ninth Amendment to Loan and Security Agreement, dated as of March 7, 2003, by and among the Registrant and Elliott Associates, L.P.

  10.2 Fifth Supplement to Ninth Amendment to Loan and Security Agreement, dated as of March 13, 2003, by and among the Registrant and Elliott Associates, L.P.